UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Trinity Industries, Inc. (“Trinity”) intends to spin-off its infrastructure-related businesses to Trinity stockholders, through a distribution of all of the common stock of Arcosa, Inc. (“Arcosa”), a wholly-owned subsidiary of Trinity. S. Theis Rice, who is currently serving as Trinity’s Senior Vice President and Chief Legal Officer, is expected to leave his current role and serve as Trinity’s Chief Compliance Officer, effective upon, and subject to, completion of the spin-off of Arcosa.

Item 5.04.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 9, 2018, Trinity delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which Trinity has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Profit Sharing Plan for Employees of Trinity Industries, Inc. and Certain Affiliates, as restated effective as of January 1, 2016 (the “Plan”), in which Trinity is an adopting employer, that is expected to begin on October 26, 2018 and end during the week of November 18, 2018, Trinity is imposing a SOX blackout period that begins on October 26, 2018, and is expected to end during the week of November 18, 2018.  Trinity will advise the Covered Persons when the SOX blackout period ends, if earlier or later than the specified date and time.  The blackout period under the Plan is needed in connection with the previously announced spin-off of Arcosa.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of Trinity, including any common stock and any options. There are limited exclusions and exemptions from this rule.  Further, the above prohibition is in addition to the normal restrictions on trading activity that Trinity imposes on its executive officers and directors, including under Trinity’s insider trading policy.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Jared S. Richardson in Trinity’s Legal Department by telephone at 214-631-4420 or by mail at 2525 N. Stemmons Freeway, Dallas, Texas 75207.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

October 9, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer